Exhibit 10.2

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of June 27, 2025, and shall be effective as of the Effective Time, by and among (i) Scage Future, an exempted company incorporated with limited liability in the Cayman Islands, (“Pubco”), (ii) Finnovate Acquisition Corp., an exempted company incorporated with limited liability in the Cayman Islands, (“Purchaser”), (iii) Finnovate Sponsor L.P., a Delaware limited partnership (the “Sponsor”), (iv) EarlyBirdCapital, Inc. (the “Representative”) and (v) the other parties listed on the signature pages hereto (together with the Representative and the Sponsor, being referred to herein as a “Holder” and collectively as the “Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, Purchaser and the Holders are parties to that certain Registration Rights Agreement, dated as of November 8, 2021 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which Purchaser granted certain registration rights to the Holders with respect to Purchaser’s securities;

WHEREAS, on August 21, 2023, (i) Purchaser, (ii) Pubco, (iii) Hero 1, a Cayman Islands exempted company and a wholly-owned subsidiary of the Company (“First Merger Sub”), (iv) Hero 2, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of the Company (the “Second Merger Sub”), and (v) Scage International Limited, an exempted company incorporated with limited liability in the Cayman Islands (“Target”), entered into that certain Business Combination Agreement (as amended on June 18, 2024, October 31, 2024 and April 2, 2025 and as may be further amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, among other matters: (i) on the Closing Date, First Merger Sub will merge with and into Target (the “First Merger”), with Target surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of Target being converted into the right to receive Pubco securities; (ii) on the Closing Date and immediately following the First Merger, and as part of the same overall transaction as the First Merger, Second Merger Sub will merge with and into the Purchaser (the “Second Merger”, and together with the First Merger, the “Mergers”), with the Purchaser surviving the Second Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of the Purchaser being converted into the right to receive securities of Pubco; and, in connection therewith, (iii) each outstanding warrant of the Purchaser shall be assumed by Pubco and become a warrant to purchase the same number of ordinary shares of Pubco at the same exercise price during the same exercise period and otherwise on the same terms as the warrants of the Purchaser being assumed all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law;

WHEREAS, prior to the consummation of the transactions contemplated by the Business Combination Agreement, Pubco and certain of the Sellers have or will enter into a Registration Rights Agreement (as amended from time to time in accordance with the terms thereof, the “Seller Registration Rights Agreement”) for Pubco to grant the Sellers certain registration rights with respect to certain of the Sellers’ “Registrable Securities” as defined therein (the “Seller Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of the Pubco Ordinary Shares and assumption of the Purchaser Warrants thereunder and the Seller Registration Rights Agreements; and

WHEREAS, pursuant to Section 5.5 of the Original Agreement, the Original Agreement can be amended with the written consent of Purchaser and the holders of at least a majority in interest of the Registrable Securities at the time in question.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the Effective Time, all of the rights and obligations of Purchaser under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to and assumed by Pubco as if it were the original “Company” party thereto. Pubco hereby assumes and agrees, from and after the Effective Time, to pay, perform, satisfy, and discharge in full, as the same become due, all of Purchaser’s liabilities and obligations under the Registration Rights Agreement (as amended hereby) arising from and after the Effective Time with the same force and effect as if Pubco were initially a party to the Registration Rights Agreement. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Effective Time as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Registrable Security” shall include any Pubco Ordinary Shares issued by Pubco to the Holders under the Business Combination Agreement in the Second Merger for its Registrable Securities of Purchaser, and any Purchaser Private Warrants assumed by Pubco in connection therewith and any Pubco Ordinary Shares issuable upon exercise or conversion of such Pubco Private Warrants and any other securities of Pubco or any successor entity issued to the Holders in consideration of (including as share sub-divisions, share dividends, consolidations, capitalizations, re-designations and the like) or in exchange for any of such securities. The parties also agree that any reference in the Registration Rights Agreement to “Ordinary Shares” will instead refer to Pubco Ordinary Shares, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities.

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(c) Section 2.1.1 of the Registration Rights Agreement is hereby amended and restated in the entirety as follows:

“2.1.1 Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, (a) at any time and from time to time commencing three months prior to the end of the Founder Shares Lock-up Period, the holders of the majority of the Founder Shares, or (b) on or after the date the Company consummates the initial Business Combination, the holders of a majority of the representative shares, private warrants and warrants issued to the Sponsor, the Company’s officers, directors or their affiliates in payment of working capital loans made to the Company, may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall (i) file a Registration Statement in respect of all Registrable Securities requested by the Sponsor and Requesting Holder(s) pursuant such Demand Registration, not more than forty five (45) days immediately after the Company’s receipt of the Demand Registration, and (ii) shall effect the registration thereof as soon as reasonably practicable thereafter. Under no circumstances shall the Company be obligated to effect more than an aggregate of two (2) Registrations pursuant to a Demand Registration under this subsection 2.1.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective.”

(d) Section 2.1.4 of the Registration Rights Agreement is hereby amended and restated in the entirety as follows:

“2.1.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Sponsor and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Sponsor and the Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and the Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Sponsor and the Requesting Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities. In the event that Company securities that are convertible into Ordinary Shares are included in the offering, the calculations under this Section 2.1.4 shall include such Company securities on an as-converted basis.”

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(e) Section 2.2.2 of the Registration Rights Agreement is hereby amended and restated in the entirety as follows:

“2.2.2. Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the Ordinary Shares that the Company desires to sell, taken together with the Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual registration rights held by any other shareholders who desire to sell, exceeds the Maximum Number of Securities, then:

(a) If the registration is undertaken for the Company’s account: (i) first, the Ordinary Shares or other equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of the Holders of Registrable Securities as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

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(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Ordinary Shares or other securities for the account of the Demanding Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a “demand” registration undertaken at the demand of holders of Seller Securities under the Seller Registration Rights Agreement: (i) first, the Seller Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Seller Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities; and

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(d) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the holders of Seller Securities exercising demand registration rights under the Seller Registration Rights Agreement: (i) first, the Ordinary Shares or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities.

In the event that Company securities that are convertible into Ordinary Shares are included in the offering, the calculations under this Section 2.2.2 shall include such Company securities on an as-converted basis. Notwithstanding anything to the contrary above, to the extent that the registration of a Holder’s Registrable Securities would prevent the Company or the demanding shareholders from effecting such registration and offering, such Holder shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering. “

(f) Section 2.2.3 of the Registration Rights Agreement is hereby amended and restated in the entirety as follows:

“2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to at least two (2) business days before the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.”

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(g) Section 2.3 of the Registration Rights Agreement is hereby amended and restated in the entirety as follows:

“2.3 Registrations on Form S-3. The Holders of Registrable Securities may at any time, and from time to time, request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an Underwritten Offering. Within five (5) days of the Company’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, the Company shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form S-3 shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. As soon as practicable thereafter, but not more than twenty (20) days (or ninety (90) calendar days if the Company is required to include therein additional financial information that is not previously included in a filing with the Commission) after the Company’s initial receipt of such written request for a Registration on Form S-3, the Company shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of the Company entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $1,000,000.”

(h) Section 3.1.8 of the Registration Rights Agreement is hereby amended and restated in the entirety as follows:

“3.1.8 at least three (3) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus furnish a copy thereof to each seller of such Registrable Securities or its counsel;”

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(i) Section 3.4 of the Registration Rights Agreement is hereby amended by adding the following as the last sentence: “Notwithstanding the foregoing, the Company may delay or suspend continued use of a Registration Statement or Prospectus in respect of a Registration or Underwritten Offering in order to file and make effective a post-effective amendment to such Registration Statement in connection with filing of the Company’s Annual Report on Form 20-F, and such suspension shall not be subject to the provisions of this Section 3.4.”

(j) Section 3.6 of the Registration Rights Agreement is hereby amended by deleting: “and seven (7)”

(k) Section 4.1 of the Registration Rights Agreement is hereby amended by deleting: “The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.”

(a) Section 5.1 of the Registration Rights Agreement is hereby amended to delete the address for Company for notices under the Registration Rights Agreement and instead add the following address for notices to Pubco under the Registration Rights Agreement: “Scage Future, 2F, Building 6, No. 6 Fengxin Road, Yuhuatai District, Nanjing City, Jiangsu Province, China, Attn: An Jimin” as the “Company” party thereunder.

3. Acknowledgement of Seller Registration Rights Agreement. The parties hereby acknowledge and agree that, notwithstanding Section 5.6 of the Registration Rights Agreement, in connection with the Business Combination Agreement, Pubco has entered into the Seller Registration Rights Agreement with respect to the Seller Securities, and consent to the foregoing.

4. Effectiveness. This Amendment shall become effective upon the Effective Time. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Effective Time, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as the case may be, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including without limitation Sections 5.4 thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

Pubco:

SCAGE FUTURE

By:	/s/ Chao Gao
Name:	Chao Gao
Title:	Chairman and Chief Executive Officer

Sponsor:

FINNOVATE SPONSOR L.P.
Through its General Partner, Sunorange Limited

By:	/s/ Wang (Tommy) Chiu Wong
Name:	Wang (Tommy) Chiu Wong
Title:	Director

Purchaser:

FINNOVATE ACQUISITION CORP.

By:	/s/ Calvin Kung
Name:	Calvin Kung
Title:	Chief Executive Officer

{Signature Page to First Amendment to Registration Rights Agreement}

EARLYBIRDCAPITAL, INC.

By:	/s/ Steven Levine
Name:	Steven Levine
Title:	CEO

By:	/s/ Steven Levine
Name:	Steven Levine

By:	/s/ David Nussbaum
Name:	David Nussbaum

By:	/s/ Gregory Stoupnitzky
Name:	Gregory Stoupnitzky

By:	/s/ Nadav Zohar
Name:	Nadav Zohar

By:	/s/ Mitch Garber
Name:	Mitch Garber

By:	/s/ Gustavo Schwed
Name:	Gustavo Schwed

{Signature Page to First Amendment to Registration Rights Agreement}